EXHIBIT 10.7
AMENDMENT NO. 5

This Amendment No. 5 (“Amendment No. 5”) to that certain “EXCLUSIVE PATENT AND KNOW-HOW LICENSE AGREEMENT INCLUDING TRANSFER OF OWNERSHIP”, dated January 15, 2009 and entered into by and between RLP Energy, Inc. (as predecessor in interest to MES (as defined below) and Licensor (as defined below)) (as amended prior to this Amendment No. 5, the “LICENSE AGREEMENT”), is made to be effective as of the date this Amendment No. 5 is last executed by the Parties below (the “EFFECTIVE DATE”) and is made by and among (each, a “Party” together the “Parties”):

1.
Energy & Environmental Research Center Foundation (“LICENSOR”), a nonprofit entity, organized under the laws of the State of North Dakota, having its principal place of business at 15 N 23rd Street, Stop 9017, Grand Forks, North Dakota, 58202-9017, and

2.
MES Inc. (“MES”), a North Dakota corporation, a wholly owned subsidiary of Midwest Energy Emissions Corp., and a successor to all the rights, titles and interests of RLP Energy, Inc. arising under the LICENSE AGREEMENT.

3.	Midwest Energy Emissions Corp. (together with MES, “COMPANY”), a Delaware corporation.

RECITALS

WHEREAS, COMPANY desires to become party to that certain Financing Agreement dated as of August __, 2014 (together with all exhibits, schedules and attachments thereto, the “FINANCING AGREEMENT”); and

WHEREAS, The conditions and covenants set out in FINANCING AGREEMENT include, among others, a covenant that (1) COMPANY shall execute and deliver a Collateral Assignment of License Agreement (the “COLLATERAL ASSIGNMENT”), whereby COMPANY agrees to assign as collateral to AC Midwest Energy, LLC (together with its affiliates, “FINANCIER”) its rights in the license granted COMPANY under the LICENSE AGREEMENT; and (2) each INVENTOR (as defined in the LICENSE AGREEMENT) shall execute and deliver to COMPANY and to FINANCIER a Conformatory Assignment (each, a “CONFORMATORY ASSIGNMENT”) of such INVENTOR’s rights in the INTELLECTUAL PROPERTY (as defined in the LICENSE AGREEMENT) ; and

WHEREAS, The terms of the LICENSE AGREEMENT require that COMPANY obtain the consent of LICENSOR prior to any assignment of rights arising under the LICENSE AGREEMENT, and therefore COMPANY has requested LICENSOR to execute and deliver an Acknowledgement and Consent to Collateral Assignment of Patent and Know-How Agreement (the “ACKNOWLEDGEMENT AND CONSENT”), concurrently with the execution and delivery of the FINANCING AGREEMENT and the COLLATERAL ASSIGNMENT; and

WHEREAS, in consideration of its execution and delivery of the ACKNOWLEDGEMENT AND CONSENT and each CONFORMATORY ASSIGNMENT and of the representations and warranties contained herein and therein, LICENSOR and each INVENTOR desires to obtain additional common shares of Midwest Energy Emissions Corp., subject to the remaining provisions of this Amendment No. 5.

NOW THEREFORE, each of LICENSOR and COMPANY agree as follows:

REPRESENTATIONS, WARRANTIES AND COVENANTS

A)
As a material inducement to LICENSOR to enter into this Amendment No. 5, in addition to any other representations and warranties of LICENSOR contained in this Amendment No. 5, in the ACKNOWLEDGEMENT AND CONSENT, or in the LICENSE, each of MES and Midwest Energy Emissions Corp. (as applicable) delivers to LICENSOR the following representations and warranties, each as of the EFFECTIVE DATE, and the following covenant:

1)	Each of MES and Midwest Energy Emissions Corp. is a corporation, validly existing and in good standing in its respective jurisdiction of incorporation.

2)
MES has good, valid and defensible title to all and not less than all of the right, title and interest granted by LICENSOR to RLP Energy, Inc. under the LICENSE as amended, and, except pursuant to the COLLATERAL ASSIGNMENT and as previously disclosed to LICENSOR, no other person or entity has a share or interest in such right, title or interest.

3)
The LICENSE AGREEMENT is in full force and effect and is enforceable in accordance with its respective terms without amendment or modification, except: (a) as modified herein; (b) as modified by the COLLATERAL ASSIGNMENT; and (c) as qualified by that certain Assurance Letter of Midwest Energy Emissions Corporation addressed to LICENSOR and dated January 14, 2014 (the “Assurance Letter”) and as further qualified by that certain Memorandum of Understanding by and between LICENSOR and Grünenergy Technologies USA Inc. as predecessor in interest to Midwest Energy Emissions Corporation and dated November 9, 2010 (the “MoU”)..

4)
The COLLATERAL ASSIGNMENT effective as of the date of closing (“Closing Date”) of the loan to be funded by FINANCIER to Midwest Energy Emissions Corp. will be in full force and effect and will be enforceable in accordance with its respective terms without amendment or modification.

5)
No default or condition which, with the giving of notice or the passage of time or both would constitute a default, exists under the FINANCING AGREEMENT, the LICENSE AGREEMENT (or the License granted thereunder), the COLLATERAL ASSIGNMENT.

6)
MES has not assigned or pledged or otherwise encumbered any rights in the License granted under the LICENSE AGREEMENT to anyone other than the collateral assignment to FINANCIER as set forth in the COLLATERAL ASSIGNMENT and subject to the understanding that the MES granted a blanket lien for its general intangibles to the holders of $1,795,000 in principal amount of secured notes outstanding, which effective as of the Closing Date shall be subject to an intercreditor agreement by such holders through their Noteholder Agent in favor of FINANCIER—the “Intercreditor Agreement”.

7)
Midwest Energy Emissions Corp. is not insolvent, and nothing contained in the LICENSE AGREEMENT, in the FINANCING AGREEMENT, the COLLATERAL ASSIGNMENT or as related to the issuance of common shares of Midwest Energy Emissions Corp. as set out herein shall render Midwest Energy Emissions Corp. insolvent, or cause Midwest Energy Emissions Corp. to breach any financial or other covenants as contained in any instrument whatsoever.

8)
Assuming the prior receipt by the Company from LICENSOR and each INVENTOR (as defined below) of customary private placement investment representations, warranties and covenants, including a representation that LICENSOR and each INVENTOR is an “Accredited Investor” (as defined in Rule 501 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”) at the time of the issuance of the common stock of Midwest Energy Emissions Corp. as set forth herein, the execution of this Amendment No. 5, of the FINANCING AGREEMENT, the COLLATERAL ASSIGNMENT the LICENSE AGREEMENT and the consummation of the transactions contemplated herein and therein, shall not cause either MES or Midwest Energy Emissions Corp. to violate any law or regulation (in particular, but without limiting the generality of the foregoing, the Securities Act or any applicable state law regulating the issuance and transfer of securities and any regulation promulgated under any of the foregoing), any court judgment or administrative ruling to which MES or Midwest Energy Emissions Corp.is subject, any consent decree, or any contract, agreement, warrant, option, or other instrument.

9)
Execution of this Amendment No. 5, of the FINANCING AGREEMENT, the COLLATERAL ASSIGNMENT the LICENSE AGREEMENT and the consummation of the transactions contemplated herein and therein shall not(a)be forbidden or result in a breach of the articles of incorporation, bylaws, or other governing documents of either MES or Midwest Energy Emissions Corp.; or (b) give rise to a breach or an event of default under any instrument or certificate to which either MES or Midwest Energy Emissions Corp. is party; or (c) cause or result in the acceleration of any debt owed by either MES or Midwest Energy Emissions Corp.

10)	COMPANY shall perform all filings pertaining to the issuance of securities as set out herein, to the extent such filing is required by applicable law or regulation.

11)
Each of MES and Midwest Energy Emissions Corp. has the requisite power and authority to enter into and perform its obligations under this Amendment No. 5, the FINANCING AGREEMENT, the COLLATERAL ASSIGNMENT the LICENSE AGREEMENT and the consummation of the transactions contemplated herein and therein to which, in each case, such entity is a party, and, in the case of Midwest Energy Emissions Corp., to issue the ADDITIONAL LICENSOR SHARES and the ADDITIONAL INVENTOR SHARES (in each case, as defined below), in accordance with the terms hereof and thereof.

12)
Each of the transactions (including all issuances of securities by Midwest Energy Emissions Corp.) as contemplated herein (a) has been authorized by all necessary and appropriate corporate action on the part of Midwest Energy Emissions Corp. or MES, as the case may be , and (b) has been consented to by FINANCIER. Other than FINANCIER, no consent is required of any person or entity for the issuance of the ADDITIONAL LICENSOR SHARES or the ADDITIONAL INVENTOR SHARES by Midwest Energy Emissions Corp., or for the COMPANY to enter into this Amendment No. 5, the FINANCING AGREEMENT, the COLLATERAL ASSIGNMENT, or to enter into the transactions herein and therein contemplated.

13)
Each person executing this Amendment No. 5 and the RECIPIENT AGREEMENT on behalf of MES and Midwest Energy Emissions Corp. has all necessary power and authority to do so, and by so doing, shall bind its respective principal.

14)
Upon issuance, each of the ADDITIONAL LICENSOR SHARES and the ADDITIONAL INVENTOR SHARES shall be authorized, fully paid, and non-assessable, and, upon issue, shall be validly issued, and free of all taxes and encumbrances thereon.

15)
Except as disclosed in writing to LICENSOR: none of Midwest Energy Emissions Corp.’s common stock is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by MES or Midwest Energy Emissions Corp. The holders of the Prior Notes (as defined below) have a most favored nations right to convert their loans into the next round of financing of Company (which right will be waived as a condition to closing of the loan from FINANCIER as it relates to that financing).

16)
Upon execution and delivery, each of this Amendment No. 5 and the RECIPIENT AGREEMENT as attached hereto are each valid and enforceable and binding on the COMPANY in accordance with the terms of the respective instrument.

B)
COMPANY acknowledges that LICENSOR executes both this Amendment No. 5 and the ACKNOWLEDGEMENT AND CONSENT in reliance upon the completeness and accuracy of each of the aforementioned representations, warranties and covenants.

C)
Each of the COMPANY’s representations, warranties and covenants as set out herein shall survive the performance of the transactions contemplated herein and in the LICENSE AGREEMENT, the FINANCING AGREEMENT, the COLLATERAL ASSIGNMENT, and the ACKNOWLEDGEMENT AND CONSENT. Further, each of the COMPANY’s representations, warranties and covenants as set out herein shall survive the termination of the License granted under the LICENSE AGREEMENT.

D)	LICENSOR and each INVENTOR represents and warrants that it or he or she, as applicable, is an “Accredited Investor” as such term is defined in Rule 501 of Regulation D of the Securities Act.

E)	COMPANY acknowledges that the Recipient Agreements entered into by and between the COMPANY, LICENSOR and each INVENTOR shall remain in full force and effect.

AMENDMENT

SECTION 5. CONSIDERATION, Subparagraph 5.6 Consideration for ASSIGNMENT (as contained in Amendment No. 4 to the LICENSE AGREEMENT) be and hereby is deleted in its entirety and replaced with the following:

5.6 Consideration for ASSIGNMENT. At COMPANY’s option the COMPANY may pay LICENSOR for the execution and delivery of the ASSIGNMENT of the PATENT RIGHTS, under SECTION 2. GRANT OF RIGHTS, Subparagraph 2.8 Transfer of Ownership, as set forth therein, as the Consideration for ASSIGNMENT (i) two million five-hundred thousand dollars ($2,500,000);(ii) six hundred forty seven thousand five hundred (647,500) shares of common stock of Midwest Energy Emissions Corp. (such shares the “ADDITIONAL LICENSOR SHARES”) to LICENSOR; and two-hundred seventy seven thousand five hundred (277,500) shares of common stock of Midwest Energy Emissions Corp. (such shares the “ADDITIONAL INENTOR SHARES”) to each INVENTOR, such shares issued to each INVENTOR in accordance with the table immediately following.

INVENTOR name	Number of shares of common stock of Midwest Energy Emissions Corporation	Percentage of issuance of shares of common stock of Midwest Energy Emissions Corporation
John Pavlish	94,350	34%
Ed Olson	94,350	34%
Mike Holmes	83,250	30%
Ye Zhaung	5,550	2%

The common stock component of the Consideration shall be issued within 30 days of the date of ASSIGNMENT. Such payment may be executed at any time beginning January 1, 2015, and its acceptance will not be withheld by LICENSOR. Upon payment of the cash consideration, LICENSOR must execute an ASSIGNMENT of the PATENT RIGHTS to COMPANY for the INTELLECTUAL PROPERTY associated with Appendix A attached. The common stock component of the Consideration shall be subject to the RECIPIENT AGREEMENT, and shall be fully paid and non-assessable.

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 5 to the “Exclusive Patent and Know-How License Agreement including Transfer of Ownership,” dated January 15, 2009, to be executed by their duly authorized representatives.

The EFFECTIVE DATE of this Amendment No. 5 is the __th day of August, 2014.

Energy & Environmental Research Center Foundation	MES, Inc.	Midwest Energy Emissions Corp.

Robert Harris, President	R. Alan Kelley, President	R. Alan Kelly, President

EXHIBIT A

EXHIBIT B

MIDWEST ENERGY EMISSION CORP.
RECIPIENT AGREEMENT

Undersigned is to be a recipient of shares of common stock of Midwest Energy Emissions Corp. (“ME2C”) pursuant to Amendment No. 5 (the “Amendment”) to the Exclusive Patent and Know-How License by and between Energy & Environment Research Center Foundation, a North Dakota nonprofit entity (“EERCF”), and ME2C.

The Amendment was finalized effective as of August __, 2014.

I. To facilitate the receipt of the shares of common stock of ME2C (the “ME2C Stock”) by Undersigned pursuant to and as set out in the Amendment, Undersigned represents and warrants to ME2C as follows:

(a) Undersigned is capable of evaluating the merits and risks of ownership of ME2C and has the capacity to protect Undersigned’s financial interests.

(b) Undersigned understands that the ME2C Stock being issued pursuant to the Amendment has not been, and will not be, registered under the Securities Act of 1933 (the “Act”) or the securities laws of any country, state or other jurisdiction by reason of a specific exemption from the registration provisions of the Act and other applicable securities laws, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Undersigned’s representations as expressed herein.

(c) Undersigned acknowledges and understands that the ME2C Stock being acquired by the Undersigned pursuant to the Amendment is being acquired for investment purposes and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part of the ME2C Stock, except selling, transferring, or disposing of the ME2C Stock made in full compliance with all applicable provisions of the Act, the rules and regulations promulgated by the Securities and Exchange Commission thereunder, applicable state securities laws; and that the ME2C Stock is not a liquid investment. ME2C has no obligation to register the ME2C Stock for resale in any jurisdiction nor has it made any representations, warranties, or covenants regarding the registration of the ME2C Stock or any other exemption under the Act.

(d) Undersigned acknowledges that the ME2C Stock must be held indefinitely unless subsequently registered under the Act or unless an exemption from such registration is available. Undersigned is aware of the provisions of Rule 144 promulgated under the Act (“Rule 144”), which permit investors who have satisfied a certain holding period to resell under certain conditions such securities.

(e) Undersigned recognizes that no U.S. federal, state or foreign agency has recommended or endorsed the issuance or ownership of the ME2C Stock.

(f) Undersigned is aware that the ME2C Stock is and will be, when issued, “restricted securities” as that term is defined in Rule 144.

(g) Undersigned understands that any and all certificates representing the ME2C Stock and any and all securities issued in replacement thereof or in exchange therefor shall bear the following legend or one substantially similar thereto, which Undersigned has read and understands:

“The securities represented by this certificate have not been registered under the Securities Act of 1933. The securities have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for these securities under the Securities Act of 1933 or an opinion of ME2C’s counsel that registration is not required under said Act.”

(h) Undersigned acknowledges that Undersigned has such knowledge and experience in financial and business matters that Undersigned is capable of evaluating the merits and risks of an investment in the ME2C Stock.

(i) Undersigned represents that Undersigned has not received any general solicitation or general advertising regarding the issuance of the ME2C Stock.

(j) Undersigned further represents that the U.S. social security number or U.S. taxpayer identification set forth below is correct.

II. Covenants of ME2C

(a) ME2C shall raise no objection to the transfer of the ME2C Stock and shall remove any restrictive legend placed upon the ME2C Stock as soon as practicable following only the receipt by ME2C of an opinion of counsel stating that the holding period applicable for purposes of Rule 144 has been satisfied with respect to the ME2C Stock issued to the respective Undersigned.

(b) ME2C shall cooperate with counsel to Undersigned in preparing the opinion referenced in Item II (a) above and shall cooperate with counsel, any broker or market maker in otherwise enabling Undersigned to confirm that Undersigned has satisfied the conditions required for resale of the ME2C Stock under Rule 144.

(c) ME2C covenants to file timely all reports required to be filed by ME2C under the Sections 13 or 15(d) (as applicable) of the Securities and Exchange Act of 1934.

III. General. Each of ME2C and the Undersigned shall be responsible for its own costs, fees and expenses, including fees of the counsel of its choice, in performing the transactions contemplated herein.

UNDERSIGNED:	ME2C:

Midwest Energy Emissions Corp.
(Signature)

By:
(Print Name)	Its:
Tax ID or SS No.:
Date of Execution: